UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 26, 2012

Veramark Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-13898	16-1192368
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1565 Jefferson Rd, Suite 120, Rochester, New York		14623
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-381-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mazzullo Employment Agreement

On December 26, 2012, Veramark Technologies, Inc. ("the Company"), amended and restated the Employment Agreement between the Company and Anthony C. Mazzullo (the "Restated Employment Agreement"), originally entered into between the parties on January 1, 2011 (the "Original Employment Agreement"). The Restated Employment Agreement became effective on December 31, 2012 and makes minor modifications to the Original Employment Agreement to ensure that the agreement complies with Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"). In particular, the following modifications were made to the Restated Employment Agreement:

• to provide that the Performance Bonus for a given year shall be paid no sooner than January 1 of the following year, and within thirty (30) days of the Board’s calculation of the Bonus, but in no event, will the Bonus be paid later than December 31st of the following year;

• to require the non-revocation of a waiver and release, in form and substance satisfactory to the Company, before Mr. Mazzullo receives separation pay; and

• amended the definition of a "change in control" to mean "a change in ownership of the Company, a change in the effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, each within the meaning given such terms by Section 409A.

Capitalized terms used herein and not defined herein shall have the meanings given to them as in the Restated Employment Agreement.

Indemnification Agreements

On December 31, 2012, the Company began entering into indemnification agreements with each of the Company’s directors (collectively, the "Indemnification Agreements"). The Indemnification Agreements provide that the Company shall indemnify the Company’s directors in the event a director was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the director serves, or has agreed to serve, the Company. The Indemnification Agreements indemnify the Company’s directors against, without limitation, personal liability and claims for monetary damages arising out of an alleged breach of fiduciary duty, to the fullest extent permitted under Delaware law.

The Restated Employment Agreement and Indemnification Agreements will be attached as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veramark Technologies, Inc.

January 2, 2013	By:	Ronald C. Lundy

Name: Ronald C. Lundy
Title: VP Finance and CFO